Exhibit 10.9.2

[Network18 Company’s Logo]

19 December, 2012

To,

TV18 HSN Holdings Limited

10, Diomidous Street,

Alphamega Akropolis Building,

3rd Floor, Office 401, 2024 Nicosia,

Cyprus

REFERENCE: Trademark License Agreement dated 1st September, 2012 (“Agreement”)

SUBJECT: First Addendum to the Agreement (“First Addendum”).

Dear Sir,

This is in reference to the Agreement between Network18 Media & Investments Limited (“Licensor”) and TV18 HSN Holdings Limited (“Licensee”) and our subsequent discussions on amending the terms of the Agreement.

This letter records the mutual understanding between the Licensor and Licensee to amend the terms of the Agreement as follows:

1.	Schedule A to the Agreement is hereby replaced with the Schedule A annexed to this First Addendum.

2.	Except as provided herein, all other terms and conditions of the Agreement shall remain same.

Request you to please accord your approval to this First Addendum.

For Network18 Media & Investments Limited,

/s/ RDS Bawa
(Authorized Signatory)
Name: RDS Bawa
Designation: Group CFO

Accepted
For TV18 HSN Holdings Limited
(Authorized Signatory)
Name: CCY MANAGEMENT LIMITED
Designation: Director

[Letterhead for Network18 Media & Investment limited]

SCHEDULE A TO TRADEMARK LICENSE AGREEMENT

1.	Licensor Trademarks shall include the “18” name and logo and any other aspects of Licensee’s trade/service names/dress/logo in which Licensor has a proprietary interest.

“18 Logo”